UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 27, 2018

Central Index Key Number of the issuing entity: 0001758882

Morgan Stanley Capital I Trust 2018-H4

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0001547361

Morgan Stanley Capital I Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0001541557

Morgan Stanley Mortgage Capital Holdings LLC

Central Index Key Number of the sponsor: 0001624053

Argentic Real Estate Finance LLC

Central Index Key Number of the sponsor: 0001548405

Starwood Mortgage Capital LLC

Central Index Key Number of the sponsor: 0001089877

KeyBank National Association

Central Index Key Number of the sponsor: 0001558761

Cantor Commercial Real Estate Lending, L.P.

(Exact Names of the Sponsors as Specified in their Charters)

Delaware	333-227446-01	13-3291626
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1585 Broadway, New York, New York	10036
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (212) 761 4000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On December 27, 2018, Morgan Stanley Capital I Inc. (the “Registrant”) caused the issuance of the Morgan Stanley Capital I Trust 2018-H4, Commercial Mortgage Pass-Through Certificates, Series 2018-H4 (the “Certificates”), pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2018 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Publicly Offered Certificates”) and (ii) the Class X-D, Class D, Class E-RR, Class F-RR, Class G-RR, Class H-RR, Class V and Class R Certificates (collectively, the “Privately Offered Certificates”).

The Publicly Offered Certificates were sold to Morgan Stanley & Co. LLC, Cantor Fitzgerald & Co., KeyBanc Capital Markets Inc. and Bancroft Capital, LLC, as underwriters (collectively, in such capacities, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of December 14, 2018, between the Registrant, Morgan Stanley Mortgage Capital Holdings LLC (“MSMCH”) and the Underwriters.

The Privately Offered Certificates were sold to Morgan Stanley & Co. LLC, Cantor Fitzgerald & Co. and KeyBanc Capital Markets Inc., as initial purchasers (collectively, in such capacities, the “Initial Purchasers”), pursuant to a Certificate Purchase Agreement, dated as of December 14, 2018, between the Registrant, MSMCH and the Initial Purchasers. The Privately Offered Certificates were sold and transferred, as applicable, in transactions exempt from registration under the Securities Act of 1933, as amended.

The Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust to be formed on or about December 1, 2018 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets will be a pool of 51 commercial, multifamily and/or manufactured housing community mortgage loans. The net proceeds of the sale of the Certificates were applied to the purchase of such mortgage loans by the Registrant from Morgan Stanley Mortgage Capital Holdings LLC, Argentic Real Estate Finance LLC, Starwood Mortgage Capital LLC, KeyBank National Association and Cantor Commercial Real Estate Lending, L.P.

The Registrant sold all of the Publicly Offered Certificates, having an aggregate certificate balance of $696,209,000, on December 27, 2018. The net proceeds of the offering to the Registrant of the issuance of the Publicly Offered Certificates, after deducting expenses payable by the Registrant of $4,949,371.17, were approximately $707,271,911.46. Of the expenses paid by the Registrant, $100,000 were paid directly to affiliates of the Registrant, approximately $50,000 were in the form of fees paid to the Underwriters unaffiliated with the Registrant, approximately $125,000 were expenses paid to or for the Underwriters and $4,664,371.17 were other expenses. All of the foregoing expense amounts are the Registrant’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Publicly Offered Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The Registrant also sold to the Initial Purchasers on such date the Privately Offered Certificates, having an aggregate certificate balance of $100,597,045 in each case in private placement transactions exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act. Further information regarding such sales has been previously provided on the Registrant’s Current Report on Form 8-K, dated December 26, 2018 (including, as to the price per class of Publicly Offered Certificates, on Schedule I to the Underwriting Agreement filed as an exhibit thereto) and in its Prospectus, dated December 17, 2018. The related registration statement (file no. 333-227446) was originally declared effective on October 24, 2018.

In connection with the issuance and sale to the Underwriters of the Publicly Offered Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Publicly Offered Certificates, which legal opinion is attached hereto as Exhibits 5.1, 8.1 and 23.1.

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Credit Risk Retention

The RR Certificates were sold to the Retaining Party for $40,850,153 (representing 5.01% of the fair value of all classes of certificates (other than the Class R certificates), based on actual sale prices and finalized tranche sizes) pursuant to the Credit Risk Retention Agreement. The Retaining Sponsor is required to retain an eligible horizontal residual interest with a fair value as of the Closing Date of at least $40,784,785 (representing 5.0% of the aggregate fair value of all classes of certificates (other than the Class R certificates)), excluding accrued interest. There are no material differences between (a) the valuation methodology or any of the key inputs and assumptions that were used in calculating the fair value or range of fair values disclosed in the preliminary prospectus dated December 10, 2018 and filed with the Securities and Exchange Commission on December 10, 2018 under the heading “Credit Risk Retention”, as supplemented by the supplement to preliminary prospectus dated December 11, 2018 and filed with the Securities and Exchange Commission on December 11, 2018 under the heading “Determination of Amount of Required Horizontal Credit Risk Retention” prior to the pricing of the certificates and (b) the valuation methodology or the key inputs and assumptions that were used in calculating the fair value set forth above in this paragraph.

Item 9.01. Financial Statements and Exhibits.

(d)        Exhibits:

5.1	Legality Opinion of Sidley Austin LLP, dated December 27, 2018.
8.1	Tax and Validity Opinion of Sidley Austin LLP, dated December 27, 2018 (included as part of Exhibit 5.1).
23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1).
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGAN STANLEY CAPITAL I INC.

By:	/s/ Jane Lam
Name: Jane Lam Title: Vice President

Dated: December 27, 2018

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